                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 3, 2002



                       Corporate Asset Backed Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                              33-73666                 22-3281571
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(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
    OF INCORPORATION)               FILE NUMBER)             IDENTIFICATION NO.)


   445 Broad Hollow Road,
   Suite 239
   Melville, New York                                                 11747
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700


                          400 Main Street, Suite 338
                           Babylon, New York 11702
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.      Changes in Control of Registrant.

             NOT APPLICABLE.

Item 2.      Acquisition or Disposition of Assets.

             NOT APPLICABLE.

Item 3.      Bankruptcy or Receivership.

             NOT APPLICABLE.

Item 4.      Changes in Registrant's Certifying Accountant.

             NOT APPLICABLE.

Item 5.      Other Events.

             NOT APPLICABLE.

Item 6.      Resignations of Registrant's Directors.

             NOT APPLICABLE.

Item 7.      Financial Statements, Pro-Forma Financial Information and Exhibits.

             (a)  NOT APPLICABLE.

             (b)  NOT APPLICABLE.

             (c)  EXHIBITS.

             1. Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for J.C. Penney Debentures on September 3, 2002.

                         $2,007,281.25 to the Trust Certificate Holders.


Item 8.      Change in Fiscal Year.

             NOT APPLICABLE.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CORPORATE ASSET
                                          BACKED CORPORATION
                                                as Depositor

                                          By:/s/ Robert Vascellaro
                                             --------------------------
                                          Name:  Robert Vascellaro
                                          Title: Vice President and Treasurer


Date: September 5, 2002

                                  EXHIBIT INDEX



Exhibit

      1. Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for J.C. Penney Debentures on September 3, 2002.